                    THE TRAVELERS VARIABLE SURVIVORSHIP LIFE

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                                     PROSPECTUS
                                                    MAY 1, 2001
                                                (AS SUPPLEMENTED ON
                                                   JUNE 11, 2001)

The Travelers Life and Annuity Company, One Tower Square, Hartford, Connecticut
                       06183 - Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes Travelers Variable Survivorship Life, a variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company"). The Policy is designed to insure two individuals. We will pay the beneficiary the death benefit upon second death of the two named Insureds. The Policy Owners ("you") choose the amount of life insurance coverage desired with a minimum Stated Amount of $100,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Cash Value. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges and loan interest due but not paid in cash (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.
                       (AS SUPPLEMENTED ON JUNE 11, 2001)

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................    9
  The Application.....................    9
How the Policy Works..................    9
  Applying Premium Payments...........    9
The Investment Options................   10
Policy Benefits and Rights............   13
  Transfers of Cash Value.............   13
     Telephone Transfers..............   13
  Automated Transfers.................   13
     Dollar Cost Averaging............   13
     Portfolio Rebalancing............   14
  Lapse and Reinstatement.............   14
  Lapse Protection Guarantee Rider....   14
  Additional Insurance Benefits
     (Riders).........................   14
  Exchange Rights.....................   14
  Right to Cancel.....................   14
Access to Cash Values.................   15
  Policy Loans........................   15
     Consequences.....................   15
  Policy Surrenders...................   16
     Full Surrenders..................   16
     Partial Withdrawals..............   16
Death Benefit.........................   16
  Payment of Proceeds.................   18
  Payment Options.....................   18
Maturity Benefits.....................   18
  Maturity Extension Rider............   19
  Coverage Extension Rider............   19
Charges and Deductions................   19
  General.............................   19
  Charges Against Premium.............   20
     Front-End Sales Charge...........   20
     State Premium Tax Charge.........   20
  Monthly Deduction Amount............   20
     Cost of Insurance Charge.........   20
     Policy Administrative Expense
       Charge.........................   20
     Charges for Supplemental Benefit
       Provisions.....................   21
  Charges Against the Separate
     Account..........................   21
     Mortality and Expense Risk
       Charge.........................   21
     Administrative Expense Charge....   21
  Underlying Fund Expenses............   21
  Surrender Charges...................   21
  Transfer Charge.....................   22
  Reduction or Elimination of
     Charges..........................   22
The Separate Account and Valuation....   22
  The Travelers Fund UL II for
     Variable Life Insurance (Fund UL
     II)..............................   22
     How the Cash Value Varies........   22
     Accumulation Unit Value..........   23
     Net Investment Factor............   23
Changes to the Policy.................   23
  General.............................   23
  Changes in Stated Amount............   23
  Changes in Death Benefit Option.....   24
Additional Policy Provisions..........   24
  Assignment..........................   24
  Limit on Right to Contest and
     Suicide Exclusion................   24
  Misstatement as to Sex and Age......   25
  Voting Rights.......................   25
  Disregard of Voting Instructions....   25
Other Matters.........................   25
  Statements to Policy Owners.........   25
  Suspension of Valuation.............   25
  Dividends...........................   26
  Mixed and Shared Funding............   26
  Distribution........................   26
  Legal Proceedings and Opinion.......   26
  Experts.............................   26
Federal Tax Considerations............   27
  General.............................   27
  Tax Status of the Policy............   27
     Definition of Life Insurance.....   27
     Diversification..................   27
     Investor Control.................   28
  Tax Treatment of Policy Benefits....   28
     In General.......................   28
     Modified Endowment Contracts.....   29
     Exchanges........................   29
     Aggregation of Modified Endowment
       Contracts......................   30
     Policies which are not Modified
       Endowment Contracts............   30
     Treatment of Loan Interest.......   30
     The Company's Income Taxes.......   30
The Company...........................   30
Management............................   31
  Directors of The Travelers Life and
     Annuity Company..................   31
  Senior Officers of The Travelers
     Life and Annuity Company.........   32
Example of Policy Charges.............   32
Illustrations.........................   33
Appendix A (Performance
  Information)........................  A-1
Financial Statements of the Separate
  Account.............................
Financial Statements of the Company...

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Second Death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Second Death occurs while this policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSUREDS -- the two people on whose lives the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Cash Value. Each Investment Option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which a new Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original Policy.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first ten Policy Years if a required amount of premium is paid. (Not available in all states.)

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the younger Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY LAPSE PROTECTION PREMIUM -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first ten Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insureds; the Policy Owner(s) may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Life and Annuity Company, the investment performance of which is kept separate from that of other assets of The Travelers Life and Annuity Company; for example, The Travelers Fund UL II for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

UNDERLYING FUND -- the underlying mutual fund(s) that corresponds to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE SURVIVORSHIP LIFE INSURANCE?

This Flexible Premium Variable Survivorship Life Insurance Policy is designed to provide insurance protection on the lives of two Insureds and to build Cash Value. Like other survivorship life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the second death of the two Insureds. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

Capital Appreciation Fund (Janus)                    TRAVELERS SERIES FUND INC.
Dreyfus Stock Index Fund -- Initial Shares           AIM Capital Appreciation Portfolio
Managed Assets Trust                                 Alliance Growth Portfolio
Money Market Portfolio                               MFS Total Return Portfolio
                                                     Putnam Diversified Income Portfolio
AYCO SERIES TRUST                                    Smith Barney High Income Portfolio
  Ayco Growth Fund I                                 Smith Barney Large Cap Value Portfolio
                                                     Smith Barney Large Capitalization Growth Portfolio
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE Equity Index Fund (Bankers Trust)             TRAVELERS SERIES TRUST
  Small(R) Cap Index Fund (Bankers Trust)            U.S. Government Securities Portfolio
                                                     Utilities Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE                Zero Coupon Bond Fund Portfolio Series 2005
  PRODUCTS TRUST
  Templeton Growth Securities Fund -- Class I        VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
                                                     Equity Income Portfolio -- Initial Class
GREENWICH STREET SERIES FUND                         Growth Portfolio -- Initial Class
  Equity Index Portfolio -- Class I                  High Income Portfolio -- Initial Class
  Fundamental Value Portfolio* (Smith Barney)
                                                     VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
JANUS ASPEN SERIES                                   Asset Manager Portfolio -- Initial Class
  Aggressive Growth Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  Worldwide Growth Portfolio -- Service Shares

---------------

(*) Formerly Total Return Portfolio

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or, with proper authorization, by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the underwriting period, we apply the first premium to the Investment Options on the later of the Policy Date or the next Valuation Date after we receive it in our home office. During the Right to Cancel Period your Net Premium will be invested in the Money Market Portfolio.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (See "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while either of the Insureds are living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or, with proper authorization, calling 1-800-334-4298.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

LAPSE PROTECTION GUARANTEE RIDER: This Rider allows for your Policy to remain in effect for the first ten Policy Years, regardless of the performance of the Investment Options that you select. You must pay at least the cumulative Monthly Lapse Protection Premium displayed on your Policy's Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Premium Requirement has been met.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay any loan interest due but not paid in cash or to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium to cover the Monthly Deduction Amount and any loan interest due. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the older Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - SALES AND PREMIUM TAX CHARGES -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy. The charges are banded by Stated Amount as follows:

         STATED                       SALES              PREMIUM          TOTAL
         AMOUNT                      CHARGE                TAX           EXPENSES
         ------                      ------              -------         --------
   less than $500,000                 2.5%                2.5%             5.0%
  $500,000 to $999,999                2.0%                2.5%             4.5%
$1,000,000 to $4,999,999               0%                 2.5%             2.5%
  $5,000,000 and over                  0%                   0%               0%

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover Cost of Insurance Charges, policy administrative expense charges and charges for optional benefits.

     - SURRENDER CHARGE -- applies if you surrender your Policy for all or a portion of its Cash Value or the Policy lapses, during the first 15 years and for 15 years after an increase in coverage. The surrender charge consists of a per thousand of stated amount charge.

     ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.80% for the first fifteen years and 0.35% thereafter.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.10% for the first fifteen years and 0% thereafter.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These are summarized in the chart below.

UNDERLYING FUND EXPENSES
(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted.)


                                                                                                TOTAL ANNUAL
                                                 MANAGEMENT                      OTHER          OPERATING
                                                    FEE                        EXPENSES         EXPENSES
                                                 (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
               FUNDING OPTIONS:                  REIMBURSEMENT)   12b-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
CAPITAL APPRECIATION FUND (JANUS)                    0.81%                         0.02%            0.83%
--------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND -- INITIAL SHARES           0.25%                         0.01%            0.26%
--------------------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                 0.56%                         0.03%            0.59%
--------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                               0.38%                         0.02%            0.40%
--------------------------------------------------------------------------------------------------------------
AYCO SERIES TRUST
--------------------------------------------------------------------------------------------------------------
Ayco Growth Fund I                                   0.80%             --          0.20%            1.00%
--------------------------------------------------------------------------------------------------------------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
--------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund (Bankers Trust)            0.45%                         0.20%         0.65%(1)
--------------------------------------------------------------------------------------------------------------
Small Cap Index Fund (Bankers Trust)                 0.35%                         0.10%         0.45%(1)
--------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 1          0.81%                         0.07%         0.88%(2)
--------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------------------------------------
Equity Index Portfolio -- Class I Shares             0.21%                         0.02%         0.23%(3)
--------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio (Smith Barney)           0.75%                         0.04%         0.79%(4)
--------------------------------------------------------------------------------------------------------------


                                                                                                TOTAL ANNUAL
                                                 MANAGEMENT                      OTHER          OPERATING
                                                    FEE                        EXPENSES         EXPENSES
                                                 (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
               FUNDING OPTIONS:                  REIMBURSEMENT)   12b-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
JANUS ASPEN SERIES
--------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio -- Service Shares*       0.65%          0.25%          0.02%            0.92%
--------------------------------------------------------------------------------------------------------------
Global Technology Portfolio -- Service Shares*       0.65%          0.25%          0.04%            0.94%
--------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio -- Service Shares*        0.65%          0.25%          0.05%            0.95%
--------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio                 0.39%                         0.09%            0.48%
--------------------------------------------------------------------------------------------------------------
Utilities Portfolio                                  0.71%                         0.18%            0.89%
--------------------------------------------------------------------------------------------------------------
Travelers Zero Coupon Bond Fund 2005                 0.10%                         0.05%         0.15%(5)
--------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
--------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                   0.80%                         0.03%         0.83%(6)
--------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                            0.80%                         0.01%         0.81%(6)
--------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                           0.80%                         0.04%         0.84%(6)
--------------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                  0.75%                         0.12%         0.87%(6)
--------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                   0.60%                         0.06%         0.66%(6)
--------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio               0.65%                         0.01%         0.66%(6)
--------------------------------------------------------------------------------------------------------------
Smith Barney Large Capitalization
  Growth Portfolio                                   0.75%                         0.02%         0.77%(6)
--------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
--------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio -- Initial Class             0.48%                         0.08%         0.56%(7)
--------------------------------------------------------------------------------------------------------------
Growth Portfolio -- Initial Class                    0.57%                         0.08%         0.65%(7)
--------------------------------------------------------------------------------------------------------------
High Income Portfolio -- Initial Class               0.58%                         0.10%            0.68%
--------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
--------------------------------------------------------------------------------------------------------------
Asset Manager Portfolio -- Initial Class             0.53%                         0.08%            0.61%
--------------------------------------------------------------------------------------------------------------

*The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

(1.) These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.

(2.) The administration fee of the TEMPLETON GROWTH SECURITIES FUND -- CLASS 1 is paid indirectly through the management fee.

(3.) The Management Fee includes 0.06% for fund administration.

(4.) The Management Fee includes 0.20% for fund administration.

(5.) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND
     2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(6.) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(7.) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the EQUITY-INCOME PORTFOLIO -- INITIAL CLASS and GROWTH PORTFOLIO -- INITIAL CLASS would have been 0.55% and 0.64%, respectively.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable survivorship life insurance policy offered by The Travelers Life and Annuity Company. It provides life insurance protection on two lives (the insureds), and pays policy proceeds upon the Second Death of the two named insureds while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's stated amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the two proposed insureds. The insureds must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of
       $100,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options. The Policy's Cash Value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

If your Policy is in effect upon the second death of the two named insureds, we will pay your beneficiary the amount insured plus any additional rider death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges and any loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

During the underwriting period, any premium payment will be held in a non-interest bearing account. After the underwriting period we apply the first premium to the Investment Options on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Investment Options currently available under Fund UL II are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund prospectuses which are included with and must accompany this prospectus. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing.

     INVESTMENT OPTION                   INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
     -----------------                   --------------------             -----------------------------
Capital Appreciation Fund     Seeks growth of capital through the use of  Travelers Asset Management
(Janus)                       common stocks. Income is not an objective.  International Company LLC
                              The Fund invests principally in common      ("TAMIC")
                              stocks of small to large companies which    Subadviser: Janus Capital
                              are expected to experience wide
                              fluctuations in price in both rising and
                              declining markets.
Dreyfus Stock Index Fund --   Seeks to provide investment results that    Mellon Equity
Initial Shares                correspond to the price and yield perform-
                              ance of publicly traded common stocks in
                              the aggregate, as represented by the Stan-
                              dard & Poor's 500 Composite Stock Price
                              Index.
Managed Assets Trust          Seeks high total investment return through  TAMIC
                              a fully managed investment policy in a      Subadviser: Travelers Invest-
                              portfolio of equity, debt and convertible   ment Management Company
                              securities.                                 ("TIMCO")
Money Market Portfolio        Seeks high current income from short-term   TAMIC
                              money market instruments while preserving
                              capital and maintaining a high degree of
                              liquidity.
AYCO SERIES TRUST
Ayco Growth Fund I            Seeks long-term growth of capital by        The Ayco Company, L.P.
                              investing primarily in the common stocks
                              of large capitalization companies. The
                              investment approach is a combination of
                              fundamental analysis of individual
                              companies with a top-down economic and
                              market sector analysis.

     INVESTMENT OPTION                   INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
     -----------------                   --------------------             -----------------------------
DEUTSCHE ASSET MANAGEMENT
VIT FUNDS
EAFE Equity Index Fund        Seeks to replicate, before deduction of     Bankers Trust Company
                              expenses, the total return performance of
                              the EAFE index.
Small Cap Index Fund          Seeks to replicate, before deduction of     Bankers Trust Company
                              expenses, the total return performance of
                              the Russell 2000 index.
FRANKLIN TEMPLETON
  VARIABLE INSURANCE PRODUCTS
  TRUST
Templeton Growth Securities   Seeks capital growth by investing           Templeton Global Advisers
Fund -- Class 1               primarily in common stocks issued by        Limited
                              companies, large and small, in various
                              nations throughout the world.
GREENWICH STREET
  SERIES FUND
Equity Index Portfolio --     Seeks to replicate, before deduction of     TIMCO
Class I                       expenses, the total return performance of
                              the S&P 500 index.
Fundamental Value Portfolio   Seeks long-term capital growth with         Smith Barney Fund Manage-
                              current income as a secondary objective.    ment LLC ("SBFM")
JANUS ASPEN SERIES
Aggressive Growth             Seeks long-term capital growth by           Janus Capital
Portfolio -- Service Shares   investing primarily in common stocks
                              selected for their growth potential,
                              normally investing at least 50% in the
                              equity assets of medium-sized companies.
Global Technology             Seeks long-term capital growth by           Janus Capital
Portfolio -- Service Shares   investing primarily in equity securities
                              of U.S. and foreign companies, normally
                              investing at least 65% of its total assets
                              in companies likely to benefit
                              significantly from advances in technology.
Worldwide Growth              Seeks growth of capital in a manner         Janus Capital
Portfolio -- Service Shares   consistent with preservation of capital by
                              investing primarily in common stocks of
                              companies of any size throughout the
                              world.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation      Seeks capital appreciation by investing     Travelers Investment Adviser
Portfolio                     principally in common stock, with emphasis  ("TIA")
                              on medium-sized and smaller emerging        Subadviser: AIM Capital Man-
                              growth companies.                           agement Inc.
Alliance Growth Portfolio     Seeks long-term growth of capital by        TIA
                              investing predominantly in equity           Subadviser: Alliance Capital
                              securities of companies with a favorable    Management L.P.
                              outlook for earnings and whose rate of
                              growth is expected to exceed that of the
                              U.S. economy over time. Current income is
                              only an incidental consideration.

     INVESTMENT OPTION                   INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
     -----------------                   --------------------             -----------------------------
MFS Total Return Portfolio    Seeks to obtain above-average income        TIA
                              (compared to a portfolio entirely invested  Subadviser: Massachusetts
                              in equity securities) consistent with the   Financial Services ("MFS")
                              prudent employment of capital. Generally,
                              at least 40% of the Portfolio's assets
                              will be invested in equity securities.
Putnam Diversified Income     Seeks high current income consistent with   TIA
Portfolio                     preservation of capital by allocating its   Subadviser: Putnam Invest-
                              investments among the following three sec-  ment Management, Inc.
                              tors of the fixed-income securities
                              markets, a U.S. Government Sector, a High
                              Yield Sector, and an International Sector.
Smith Barney High Income      Seeks high current income. Capital          SBFM
Portfolio                     appreciation is a secondary objective. The
                              Portfolio will invest at least 65% of its
                              assets in high-yielding corporate debt
                              obligations and preferred stock.
Smith Barney Large Cap Value  Seeks current income and long-term growth   SBFM
Portfolio                     of income and capital by investing
                              primarily, but not exclusively, in common
                              stocks.
Smith Barney Large            Seeks long-term growth of capital by        SBFM
Capitalization Growth         investing in equity securities of
Portfolio                     companies with large market
                              capitalizations.
TRAVELERS SERIES TRUST
U.S. Government Securities    Seeks to select investments from the point  TAMIC
Portfolio                     of view of an investor concerned primarily
                              with highest credit quality, current
                              income and total return. The assets of the
                              U.S. Government Securities Portfolio will
                              be invested in direct obligations of the
                              United States, its agencies and
                              instrumentalities.
Utilities Portfolio           Seeks to provide current income by invest-  SBFM
                              ing in equity and debt securities of
                              companies in the utility industries.
Zero Coupon Bond Fund         Seeks to provide as high an investment      TAMIC
Portfolio Series 2005         return as consistent with the preservation
                              of capital investing in primarily zero
                              coupon securities that pay cash income but
                              are acquired by the Portfolio at
                              substantial discounts from their values at
                              maturity. The Zero Coupon Bond Fund
                              Portfolio may not be appropriate for
                              Policy Owners who do not plan to have
                              their premiums invested in shares of the
                              Portfolio for the long term or until
                              maturity.
VARIABLE INSURANCE
  PRODUCTS FUND
Equity-Income Portfolio --    Seeks reasonable income by investing pri-   Fidelity Management &
Initial Class                 marily in income-producing equity securi-   Research Company ("FMR")
                              ties; in choosing these securities, the
                              portfolio manager will also consider the
                              potential for capital appreciation.

     INVESTMENT OPTION                   INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
     -----------------                   --------------------             -----------------------------
Growth Portfolio -- Initial   Seeks capital appreciation by purchasing    FMR
Class                         common stocks of well-known, established
                              companies, and small emerging growth com-
                              panies, although its investments are not
                              restricted to any one type of security.
                              Capital appreciation may also be found in
                              other types of securities, including bonds
                              and preferred stocks.
High Income Portfolio --      Seeks to obtain a high level of current     FMR
Initial Class                 income by investing primarily in high
                              yielding, lower-rated, fixed-income
                              securities, while also considering growth
                              of capital.
VARIABLE INSURANCE
  PRODUCTS FUND II
Asset Manager Portfolio --    Seeks high total return with reduced risk   FMR
Initial Class                 over the long-term by allocating its
                              assets among stocks, bonds and short-term
                              fixed-income instruments.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values normally calculated as of 4:00 p.m. Eastern time on each Valuation Date on which we receive the request.

TELEPHONE TRANSFERS. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING. You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the

Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to change from your original or most recent allocation. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

Except as described under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount and any loan interest due but unpaid. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due and any loan interest due but still unpaid. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the last of the two Insureds dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium plus any cash value as of the date of the lapse. In addition, we reserve the right to require satisfactory evidence of insurability of both Insureds.

LAPSE PROTECTION GUARANTEE RIDER

You may elect to have a Lapse Protection Guarantee Rider added to the Policy. It is available only with Death Benefit Option 1 and may not be available in all jurisdictions. The Rider provides that if, during the first ten Policy Years, the total premiums paid, less any Loan Account Value or partial surrenders, equals or exceeds the cumulative Monthly Coverage Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due, or any loan interest due but not paid in cash, provided the following monthly deduction day is within the first ten Policy Years.

The Monthly Coverage Protection Premium will change to reflect any increases you make to the Stated Amount or changes to supplemental benefit riders under the Policy. If you make a change, we will send you an updated Monthly Coverage Protection Premium that must be met until the ten-year period expires. The rider will be cancelled if you switch to Death Benefit Option 2.

ADDITIONAL INSURANCE BENEFITS (RIDERS)

Subject to certain requirements, there are additional riders which may be added to your base policy. There may be additional costs associated with these riders.

EXCHANGE RIGHTS

Once the Policy is in effect, you may exchange during the first 24 months for a non-variable survivorship life insurance policy issued by the Company (or an affiliated company) on the lives of the Insureds. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest (or later if required by state law).

We will refund the greater of all premium payments paid (less any outstanding loan), or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, (3) any fees and other charges imposed on amounts allocated to the Investment Option(s) and (4) any outstanding loan. We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the written loan request. The loan request must be at least $500 (unless state law requires a different minimum). We will make the loan within seven days of our receipt of the written loan request.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. We charge interest on the outstanding amount of the loan(s), and you must pay this interest in advance. During the first fifteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4% (6.0% in Virgin Islands); and thereafter 3.85% (5.66% in Massachusetts and New York) will be charged.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate of 4% (6% in New York and Massachusetts). Amounts held in the Loan Account will not be affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased by the value of any outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge.

For full surrenders, we will pay you within seven days after we receive the request in good order, or on the date you specify, whichever is later. The Policy will terminate on the date we receive your written surrender request (or the date you specified, if later).

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Cash Value, partial withdrawals will reduce the Death Benefit payable under the Policy. Under Option 1, the Policy's Stated Amount will be reduced by the withdrawal amount. Under Option 2, the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the withdrawal amount. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the second death of the two Insureds. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the younger Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------
     0-40                     250
       45                     215
       50                     185
       55                     150
       60                     130
       65                     120
       70                     115
       75                     105
       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Option 1. The examples assume two Insureds, both age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $100,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $100,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 since the Death Benefit is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($150,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the second Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($110,000) would be equal to the Stated Amount ($100,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $100,000, then the Minimum Amount Insured would be $250,000 ($100,000 x 250%). The resulting Death Benefit would be $250,000 because the Minimum Amount Insured ($250,000) is greater than the Stated Amount plus the Cash Value ($100,000 + $100,000 = $200,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Second Insured's death. The amount of Death Benefit paid will be adjusted to reflect any Policy loan, any Monthly Deductions Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when both Insureds have died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if one or both of the Insureds commit suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Second Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The following riders may not be available in all jurisdictions.

If at least one Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the younger Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such a request before the Maturity Date, the Policy will continue until the earlier of the last Insured's death or the date on which you request that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Rider will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.

COVERAGE EXTENSION RIDER

The Coverage Extension rider allows coverage to be extended beyond the maturity date as long as there is cash value in the contract. Upon request from the owner, the Company will continue to keep the Policy in force until the death of both Insureds or request for payment of the full cash surrender value, as defined by this rider, prior to the last death of both Insureds. The death benefit will equal the amount insured, less any outstanding loans. It can be selected only from the policy anniversary when the younger Insured is age 99 to maturity date. Any monthly deduction amounts due must be paid upon maturity for this rider to take effect. There is no charge for this rider, however, the rider is available only if each Insured's issue age is 80 or less.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for service and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

- the ability for you to make withdrawals and surrenders under the Policies;

- the ability for you to obtain a loan under the Policies;

- the death benefit paid on the death of the Insured;

- the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

- administration of the various elective options available under the Policies;
  and

- the distribution of various reports to policy owners.

Costs and expenses we incur include:

- expenses associated with underwriting applications, increases in the Stated Amount, and riders;

- losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

- sales and marketing expenses including commission payments to your sales agent; and

- other costs of doing business.

Risks we assume include:

- that insured may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

- that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. For Stated Amounts less than $500,000, the charge is 2.5% of the Premium Payment. For Stated Amounts from $500,000 to $999,999, the charge is 2.0% of the Premium Payment, and for Stated Amounts of $1,000,000 or greater, there is no front-end sales charge. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges.")

STATE PREMIUM TAX CHARGE. A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico and in Oregon where no premium tax is deducted). These taxes owed by the Company vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. For Policies with a Stated Amount of $5,000,000 or more, there is no premium tax deduction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge, and Charges for any Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE. The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insureds. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insureds.

POLICY ADMINISTRATIVE EXPENSE CHARGE. For the first three Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to increases in the Stated

Amount (excluding increases due to the scheduled increase option rider and increases in Stated Amounts due to Death Benefit Option changes). This charge is used to cover expenses associated with issuing the Policy. The amount charged varies by issue age and will be stated in the Policy.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS. The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years, and 0.35% of the assets in the Investment Options thereafter. This charge compensates us for various risks assumed, benefits provided and expenses incurred including the payment of commissions to your sales agent.

ADMINISTRATIVE EXPENSE CHARGE. We deduct a daily charge for administrative expenses incurred by the Company. The charge equals on an annual basis 0.10% of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

SURRENDER CHARGES

A contingent surrender charge may apply under the Policy. The charge, calculated as a Per Thousand of Stated Amount Charge equals a specified amount for each $1,000 of Stated Amount. The maximum surrender charge is included in each Policy. The charges are in compliance with each state's nonforfeiture law. These surrender charges apply during the first 15 Policy Years (or the first 15 years following an increase in Stated Amount other than an increase due to a scheduled increase option rider or a change in Death Benefit option). The charge applies to a full or partial surrender of the Policy.

The Per Thousand of Stated Amount Charge varies by original issue ages, sexes and smoker/ nonsmoker status, and increases with the issue ages of the Insureds.

The charge decreases by 1/15 (approximately 6.6%) each year over the fifteen-year period. For example, for a 65-year-old male nonsmoker and a 65-year-old female nonsmoker with a Stated Amount of $1,000,000, the maximum charge in the first year is $31.54 for each $1,000 of Stated Amount, or $31,540.00. The charge decreases 1/15, or approximately $2.10, each year, so in the fifth year, it is $23.13 for each $1,000 of Stated Amount, or $23,130.00; in the fifteenth year, it is $2.10 for each $1,000 of Stated Amount, or $2,100.00. As an extreme example, for a 70-year-old male smoker and a 70-year-old female smoker with a Stated Amount of $1,000,000, the maximum charge in the first year is $35.71 for each $1,000 of Stated Amount. The charge decreases 1/15 each year.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges vary by issue age and will be stated in the Policy.

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. Further restrictions on transfers are described in The Policy Benefits and Rights section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE (FUND UL II)

The Travelers Fund UL II for Variable Life Insurance was established on October 17, 1995 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund UL II are invested exclusively in shares of the Investment Options. The operations of Fund UL II are also subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL II will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL II are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of the corresponding Underlying Fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with premium payments allocated according to the Policy Owners' directions, and redeems Underlying Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial surrenders, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each Valuation Date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: with proper authorization on file, you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

A Policy Owner may request an increase after the first policy year or decrease after the second policy year in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $100,000. The request must be made in writing while both Insureds are under age 85. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. A proportional surrender charge applies for requested decreases in Stated Amount. The charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge.

CHANGES IN DEATH BENEFIT OPTION

Provided both Insureds are alive, you may change the Death Benefit option from Option 1 to Option 2. If at least one of the Insureds is alive, you may request a change from Option 2 to Option 1. All requests must be made in writing. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $100,000. Subject to state law, a change from Option 1 to Option 2 is also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of at least one of the Insureds for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if one or both of the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Contracts is Travelers Distribution LLC, One Tower Square, Hartford, CT 06183, an affiliated broker-dealer. The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 110% of the target premium and 5% of the excess premium paid in the first contract year. The maximum commission payable will not exceed 5% of the annual renewal premium paid in contract years 2-10, will not exceed 4% of the annual renewal premium paid in contract years 11-15 and will not exceed 2% of the annual renewal premium paid after contract year 15. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account or the Company. Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

EXPERTS

The financial statements of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Fund UL II for Variable Life Insurance as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the report of KPMG, LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate

Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their contract. In those circumstances, income and gains from the Separate Account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 15th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL II. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL II under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states except New York.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Life and Annuity Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Life and
                                        Annuity
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Life and Annuity Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Life and
                                        Annuity Company; Executive Vice President, Claim
                                        Services (1997-2000), Senior Vice President
                                        (1996-1997) of Travelers Property Casualty Corp.; Vice
                                        President and Chief Financial Officer (1992) Personal
                                        Lines of The Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Life and Annuity Company;
                                        Associate General Counsel (1998-1999), Assistant
                                        General Counsel (1995-1998), Senior Counsel (1991-
                                        1995) of Citigroup Inc.

SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Senior Officers of The Travelers Life and Annuity Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                     NAME                        POSITION WITH INSURANCE COMPANY
                     ----                        -------------------------------
Stuart Baritz..................................  Senior Vice President
William H. Heyman*.............................  Senior Vice President
Madelyn Lankton................................  Senior Vice President
Brendan M. Lynch...............................  Senior Vice President
Warren H. May..................................  Senior Vice President
Laura A. Pantaleo..............................  Senior Vice President
Kathleen A. Preston............................  Senior Vice President
Robert J. Price*...............................  Senior Vice President
David A. Tyson.................................  Senior Vice President
F. Denney Voss*................................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 65                          Female, Age 65        Face Amount: $1,000,000
Preferred Non-smoker                  Preferred Non-smoker  Level Death Benefit Option
Annual Premium: $11,923.37                                  Current Charges
Hypothetical Gross Annual Investment
  Rate of Return: 8%

                                                     TOTAL MONTHLY DEDUCTION
                                                       FOR THE POLICY YEAR
                                                    --------------------------
                                                                ADMINISTRATIVE
           CUMULATIVE     SALES AND                  COST OF     CHARGES AND
  POLICY      GROSS      PREMIUM TAX   SURRENDER    INSURANCE      MONTHLY
   YEAR      PREMIUM       CHARGES      CHARGES      CHARGES    POLICY CHARGES
  ------   ----------    -----------   ---------    ---------   --------------
   1       $ 11,923.37    $  298.08    $31,540.00   $  171.44     $3,538.08
   2       $ 23,846.74    $  596.17    $29,440.00   $  571.12     $3,538.08
   3       $ 35,770.11    $  894.25    $27,340.00   $1,061.62     $3,538.08
   5       $ 59,616.85    $1,490.42    $23,130.00   $2,347.40     $  418.08
   10      $119,233.70    $2,980.84    $12,620.00   $6,847.59     $  418.08

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual Investment results may be more or less than shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over a period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 65 year old male and a 65 year old female. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and 0.68% for Underlying Fund expenses and thereafter, 0.35% for mortality and expense risks, 0.00% for administrative expenses, and 0.68% for Underlying Fund expenses.

The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Underlying Funds and is an average of the investment advisory fees and other expenses charged by each of the Underlying Funds during the most recent audited calendar year. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.58%, 4.42%, and 10.42%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.03%, 4.97%, and 10.97%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL II, since the Company is not currently deducting such charges from Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average fund expenses, arithmetic average fund expenses and/or the actual fund expenses depending upon what you request. An explanation of how the fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                           VARIABLE SURVIVORSHIP LIFE
                           LEVEL DEATH BENEFIT OPTION
                      ILLUSTRATED WITH GUARANTEED CHARGES

Male Preferred Nonsmoker Age 65 and Female Preferred Nonsmoker Age 65 Stated Amount 1,000,000
Annual Premium $11,923.37

        TOTAL
       PREMIUMS             DEATH BENEFIT                    CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------------   -------------------------   ------------------------
YEAR   INTEREST      0%          6%          12%        0%       6%       12%       0%       6%      12%
----   --------   ---------   ---------   ---------   ------   ------   -------   ------   ------   ------
  1     12,520    1,000,000   1,000,000   1,000,000    7,919    8,501     9,086        0        0        0
  2     25,665    1,000,000   1,000,000   1,000,000   14,994   16,637    18,356        0        0        0
  3     39,468    1,000,000   1,000,000   1,000,000   21,081   24,232    27,667        0        0      327
  4     53,961    1,000,000   1,000,000   1,000,000   29,124   34,289    40,150    3,884    9,049   14,910
  5     69,178    1,000,000   1,000,000   1,000,000   35,801   43,528    52,651   12,671   20,398   29,521
  6     85,157    1,000,000   1,000,000   1,000,000   40,880   51,662    64,930   19,850   30,632   43,900
  7    101,934    1,000,000   1,000,000   1,000,000   44,048   58,309    76,647   25,118   39,379   57,717
  8    119,550    1,000,000   1,000,000   1,000,000   44,885   62,965    87,329   28,065   46,145   70,509
  9    138,047    1,000,000   1,000,000   1,000,000   42,864   64,995    96,364   28,144   50,275   81,644
 10    157,469    1,000,000   1,000,000   1,000,000   37,374   63,645   103,004   24,754   51,025   90,384
 15    270,154            0           0   1,000,000        0        0    62,305        0        0   60,205
 20    413,970            0           0           0        0        0         0        0        0        0

                           VARIABLE SURVIVORSHIP LIFE
                           LEVEL DEATH BENEFIT OPTION
                        ILLUSTRATED WITH CURRENT CHARGES

Male Preferred Nonsmoker Age 65 and Female Preferred Nonsmoker Age 65 Stated Amount 1,000,000
Annual Premium $11,923.37

        TOTAL
       PREMIUMS             DEATH BENEFIT                     CASH VALUE              CASH SURRENDER VALUE
       WITH 5%    ---------------------------------   --------------------------   --------------------------
YEAR   INTEREST      0%          6%          12%        0%       6%        12%       0%       6%        12%
----   --------   ---------   ---------   ---------   ------   -------   -------   ------   -------   -------
  1     12,520    1,000,000   1,000,000   1,000,000    8,059     8,647     9,236        0         0         0
  2     25,665    1,000,000   1,000,000   1,000,000   15,594    17,266    19,012        0         0         0
  3     39,468    1,000,000   1,000,000   1,000,000   22,521    25,763    29,291        0         0     1,951
  4     53,961    1,000,000   1,000,000   1,000,000   31,844    37,228    43,319    6,604    11,988    18,079
  5     69,178    1,000,000   1,000,000   1,000,000   40,314    48,480    58,078   17,184    25,350    34,948
  6     85,157    1,000,000   1,000,000   1,000,000   47,792    59,361    73,502   26,762    38,331    52,472
  7    101,934    1,000,000   1,000,000   1,000,000   54,094    69,660    89,475   35,164    50,730    70,545
  8    119,550    1,000,000   1,000,000   1,000,000   59,384    79,509   106,235   42,564    62,689    89,415
  9    138,047    1,000,000   1,000,000   1,000,000   63,636    88,861   123,857   48,916    74,141   109,137
 10    157,469    1,000,000   1,000,000   1,000,000   66,862    97,702   142,470   54,242    85,082   129,850
 15    270,154    1,000,000   1,000,000   1,000,000   71,855   137,837   260,382   69,755   135,737   258,282
 20    413,970    1,000,000   1,000,000   1,000,000   67,456   183,808   465,910   67,456   183,808   465,910

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX A
--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the Investment Options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL II that invest in Underlying Funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL II during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the front-end sales charge or the state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through the Variable Survivorship Life Policy.

                   AVERAGE ANNUAL RETURNS THROUGH 12/31/2000

                                                                                                      FUND
                                                                                                    INCEPTION
        UNDERLYING INVESTMENT OPTIONS              1 YEAR      3 YEAR      5 YEAR      10 YEAR        DATE
        -----------------------------              ------      ------      ------      -------      ---------
STOCK FUNDS:
AIM Capital Appreciation Portfolio...........      -17.29%     10.89%      11.48%          --       10/10/95
Alliance Growth Portfolio....................      -21.38%      9.62%      16.32%          --       06/16/94
Ayco Large Cap Growth Fund I.................          --         --          --           --       11/29/00
Capital Appreciation Fund....................      -26.83%     21.24%      23.06%       20.32%      03/18/82
EAFE Equity Index Fund.......................      -17.78%      7.81%         --           --       08/22/97
Small Cap Index Fund.........................       -8.94%      1.68%         --           --       08/25/97
Dreyfus Stock Index Fund.....................      -12.64%      9.88%      16.04%       15.57%      09/29/89
Equity Income Portfolio -- Initial Class.....        6.18%      7.36%      12.10%       16.14%      10/09/86
Growth Portfolio -- Initial Class............      -15.42%     16.76%      17.15%       18.45%      10/09/86
Aggressive Growth Portfolio -- Service
  Shares.....................................      -37.71%     22.77%      17.17%          --       12/31/99
Global Technology Portfolio -- Service
  Shares.....................................          --         --          --           --        1/18/00
Worldwide Growth Portfolio -- Service
  Shares.....................................      -19.12%     18.96%      20.94%          --       12/31/99
Equity Index Portfolio Class I...............      -12.42%     10.13%      16.66%          --       10/16/91
Smith Barney Large Capitalization Growth
  Portfolio..................................       -9.84%        --          --           --       05/06/98

                                                                                                      FUND
                                                                                                    INCEPTION
        UNDERLYING INVESTMENT OPTIONS              1 YEAR      3 YEAR      5 YEAR      10 YEAR        DATE
        -----------------------------              ------      ------      ------      -------      ---------
Smith Barney Large Cap Value Portfolio.......       10.30%      5.98%      12.11%          --       06/16/94
Fundamental Value Portfolio..................       17.16%     13.77%      15.91%          --       10/16/91
Templeton Growth Securities Fund -- Class
  1..........................................        6.30%     10.91%      12.65%       14.65%      08/31/88
Utilities Portfolio..........................       20.33%     11.75%      12.94%          --       02/04/94
BOND FUNDS:
High Income Portfolio -- Initial Class.......      -23.27%     -7.95%       0.50%        8.85%      09/19/85
Putnam Diversified Income Portfolio..........       -0.62%     -0.22%       2.57%          --       06/16/94
Smith Barney High Income Portfolio...........       -8.61%     -2.56%       3.19%          --       06/16/94
U.S. Government Securities Portfolio.........       14.70%      5.97%       5.97%          --       01/24/92
Zero Coupon Bond Portfolio 2005..............       13.98%      5.93%       5.64%          --       10/11/95
BALANCED FUNDS:
Asset Manager Portfolio......................       -6.40%      5.52%       9.73%       10.76%      09/06/89
MFS Total Return Portfolio -- Initial
  Class......................................       15.00%      8.98%      11.96%          --       06/16/94
Managed Assets Trust.........................       -4.02%      9.35%      12.05%       11.46%      08/06/82
MONEY MARKET FUND:
Money Market Portfolio(1)....................        5.26%      4.46%       4.14%        3.51%      10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                            HYPOTHETICAL EXAMPLE(1)
  Male Preferred NonSmoker Age 65 and Female Preferred Nonsmoker Age 65 with a level death benefit
              of $1,000,000 and an annual investment of $11,923.37

                                                      ONE YEAR                              FIVE YEARS
                                        ------------------------------------   ------------------------------------
                                          TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
    UNDERLYING INVESTMENT OPTIONS       INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
    -----------------------------       ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio        11,923        6,467            0       59,617        58,739       35,609
Alliance Growth Portfolio                 11,923        6,072            0       59,617        67,753       44,623
Ayco Large Cap Growth Fund                   N/A          N/A          N/A          N/A           N/A          N/A
Capital Appreciation Fund (Janus)         11,923        5,549            0       59,617        82,318       59,188
Deutsche VIT EAFE Equity Index Fund       11,923        6,419            0          N/A           N/A          N/A
Deutsche VIT Small Cap Index Fund         11,923        7,276            0          N/A           N/A          N/A
Dreyfus Stock Index Fund                  11,923        6,917            0       59,617        67,200       44,070
Fidelity VIP Equity Income Portfolio      11,923        8,752            0       59,617        59,831       36,701
Fidelity VIP Growth Portfolio             11,923        6,647            0       59,617        69,415       46,285
Janus Aspen Ser. Aggressive Growth        11,923        4,512            0       59,617        69,455       46,325
Janus Aspen Ser. Global Technology           N/A          N/A          N/A          N/A           N/A          N/A
Janus Aspen Series Worldwide Growth       11,923        6,290            0       59,617        77,467       54,337
Smith Barney Equity Index Portfolio       11,923        6,938            0       59,617        68,429       45,299
Smith Barney Large Cap Growth             11,923        7,188            0          N/A           N/A          N/A
Smith Barney Large Cap Value              11,923        9,157            0       59,617        59,849       36,719
Smith Barney Total Return Portfolio       11,923        9,832            0       59,617        66,944       43,814
Templeton Growth Securities Fund          11,923        8,764            0       59,617        60,815       37,685
Utilities Portfolio (SB)                  11,923       10,145            0       59,617        61,340       38,210
BOND FUNDS:
Fidelity VIP High Income Portfolio        11,923        5,890            0       59,617        42,101       18,971
Putnam Diversified Income Portfolio       11,923        8,087            0       59,617        44,873       21,743
Smith Barney High Income Portfolio        11,923        7,308            0       59,617        45,734       22,604
Travelers U.S. Govt Securities            11,923        9,590            0       59,617        49,778       26,648
Zero Coupon Bond Portfolio 2000           11,923        8,636            0       59,617        47,443       24,313
Zero Coupon Bond Portfolio 2005           11,923        9,519            0       59,617        49,282       26,152
BALANCED FUNDS:
Fidelity VIP II Asset Mgr Portfolio       11,923        7,523            0       59,617        55,750       32,620
MFS Total Return Portfolio                11,923        9,619            0       59,617        59,583       36,453
Travelers Managed Assets Trust            11,923        7,755            0       59,617        59,742       36,612
MONEY MARKET FUND:
Travelers Money Market                    11,923        8,662            0       59,617        47,082       23,952

The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance.

The benefits illustrated above may differ from other policies as a results of differences in investment allocation, premium timing and amount, death benefit type, as well as age and underwriting classification of the insured ( which could result in higher cost of insurance ). Because this is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

(1) These hypothetical examples show the effect of the performance quoted on the cash values. Performance, loans, and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                      THIS PAGE INTENTIONALLY LEFT BLANK.